SSgA Life Solutions Growth Fund—Class R

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SLRRX

Before you invest, you may want to review the fund's prospectus, which contains more information about the fund and its risks. You may find the fund's prospectus and other information about the fund online at:

http://www.ssgafunds.com/product/fund.seam?ticker=SLRRX

You also may get this information at no cost by calling (800) 997-7327 or by sending an e-mail request to fund_inquiry@ssgafunds.com. The fund's current prospectus and statement of additional information are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVE

SSgA Life Solutions Growth Fund seeks long term growth of capital.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

Shareholder Fees (fees paid directly from your investment)	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee	0.00%
Distribution and Shareholder Service (12b-1) Fees	0.70%
Other Expenses	2.32%
Total Annual Fund Operating Expenses	3.02%
Average Indirect Expenses Before Waivers and Expense Reimbursements of Underlying Funds	1.49%
Average Indirect Expenses After Waivers and Expense Reimbursements of Underlying Funds	0.78%
Total Annual Fund Operating Expenses (Including Indirect Expenses) Before Waivers and Expense Reimbursements of Underlying Funds	4.51%
Total Fund Operating Expenses (Including Indirect Expenses) After Waivers and Expense Reimbursements of Underlying Funds	3.80%

EXAMPLE

This example is intended to help you compare the cost of investing in the Class R Shares of fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in Class R Shares of the fund for the time periods indicated, and then redeem all of your Class R Shares of the fund at the end of those periods. The example also assumes that your investment has a 5% return each year, that all dividends and distributions are reinvested, and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$382	$1,300	$2,226	$4,582

PORTFOLIO TURNOVER

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.

During the most recent fiscal year, the fund's turnover rate was 82% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

SSgA Life Solutions Growth Fund is a fund-of-funds, and generally invests its assets in shares of other SSgA Funds, commonly referred to as "underlying funds." Funds-of-funds are intended to allow investors to diversify their portfolio among different asset classes more than they otherwise could by investing in individual securities or shares of a single mutual fund.

To achieve its objective, the fund typically invests between 60% and 100% of its assets in underlying funds that invest principally in equity securities, including international equities. The fund usually invests its remaining assets in underlying funds that invest principally in bonds, including money market funds. From time to time, some of the underlying funds may be exchange-traded funds.

In constructing the fund's portfolio of securities, the fund's investment adviser periodically establishes specific percentage targets for each asset class based on the adviser's outlook for the economy and the financial markets. The adviser then selects one or more SSgA Funds for each asset class, and allocates fund assets based primarily on those percentage targets. The adviser periodically reallocates fund assets based on its reassessment of the economy and the financial markets. In certain circumstances, the fund may invest in securities other than shares of funds, for example to manage its cash balances.

The fund may take temporary defensive positions that are inconsistent with its principal investment strategies.

PRINCIPAL RISKS

It is possible to lose money by investing in the fund. An investment in the fund is not a deposit of a bank and is not

SSgA Life Solutions Growth Fund—Class R

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SLRRX

insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

•  Risks Common to Funds Investing Principally in Equity Securities.

•  Market, Industry and Specific Holdings—The share price of the fund may fall because of weakness in the stock markets, generally, weaknesses with respect to a particular industry in which the fund or an underlying fund has significant holdings, or weaknesses associated with one or more specific companies in which the fund or an underlying fund may have substantial investments.

•  Liquidity Risk—The risk that the fund or an underlying fund may not be able to sell some or all of its securities at desired prices or may be unable to sell the securities at all.

•  Fund-of-funds. The investment performance of a fund-of-funds is directly related to the investment performance of the underlying funds and is subject to the risks of the investments of the underlying funds. A fund-of-funds may from time to time have more than one underlying fund that invests in some of the same industry sectors or individual securities, thus compounding the fund-of-funds' exposure to those sectors or securities. A fund-of-fund pays directly its own expenses as well as indirectly the expenses of the underlying funds.

•  Sector. The fund or an underlying fund may have significant investments in one or more specific industry sectors, subjecting it to risks greater than general market risk.

•  Large-Capitalization Securities. Large-capitalization companies usually cannot respond as quickly as smaller companies to competitive challenges, and their growth rates tend to lag the growth rates of well-managed smaller companies during strong economic periods.

•  Medium-Capitalization Securities. The fund's or an underlying fund's investments in securities of companies with medium size capitalizations tend to be riskier than its investments in securities of companies with larger capitalizations because medium-capitalization companies typically have less seasoned management, fewer product lines, less access to liquidity than larger capitalization companies, and thus, tend to be more sensitive to economic downturns, and less certain growth prospects.

•  Small-Capitalization Securities. The fund's or an underlying fund's investments in small-capitalization companies will tend to expose it to greater risks than if the fund or an underlying fund invested in large companies because small companies often have limited product lines and few managerial or financial resources. As a result, the performance of the fund may be more volatile than a fund that invests in large-cap stocks.

•  Foreign Securities. To the extent the fund or an underlying fund holds securities of foreign issuers, financial information concerning the issuers may be limited or not available, and it may have difficulty selling the securities or protecting its investment. Foreign securities also tend to be adversely affected by local or regional political and economic developments, as well as changes in exchange rates.

•  Bonds. To the extent the fund or an underlying fund holds bonds, it will be exposed to the risks inherent in bond investments, principally interest rate risk, credit risk, and liquidity risk.

•  Derivatives. The fund's or an underlying funds' investments in derivative instruments are subject to a number of risks, such as counterparty risk, the risk of mispricing or improper valuation, and the risk that the value may not increase or decrease as expected.

PERFORMANCE

The following bar chart shows how the fund's performance has varied from year to year, and the table immediately below the chart shows the performance of the fund's Class R Shares over the past 1-, 5- and 10-year periods, and over the life of the fund, and compares the fund's performance to the performance of a broad-based securities market index. Performance information for Class R Shares before their inception (May 14, 2004) is derived from the historical performance of the fund's Institutional Class Shares, adjusted for differences in the operating expenses of the two classes The bar chart and the table provide some indication of the risks of investing in the fund. Index returns do not reflect deductions for fees, taxes or expenses associated with investment in a fund. A fund's past performance (both before and after taxes) is not necessarily an indication of how the fund will perform in the future. Current performance information for the fund is available toll free by calling (800) 647-7327 or by visiting our website at www.ssgafunds.com.

SSgA Life Solutions Growth Fund—Class R

SUMMARY PROSPECTUS—DECEMBER 29, 2009  TICKER SYMBOL: SLRRX

Highest Quarterly Results (1999-2008)	Lowest Quarterly Results (1999-2008)	Year-to-Date Ended
June 30, 2003: 16.69%	December 31, 2008: (16.09)%	September 30, 2009: 14.53%

Average Annual Total Returns
For the Periods Ended December 31, 2008:

SSgA Life Solutions Growth Fund Class R Shares(1)	1 Year*	5 Years*	10 Years*
Return Before Taxes	(30.42)%	(1.55)%	0.05%
Return After Taxes on Distributions	(30.68)%	(2.06)%	(1.37)%
Return After Taxes on Distributions and Sale of Fund Shares	(19.78)%	(1.49)%	(0.65)%
S&P 500® Index	(37.00)%	(2.19)%	(1.38)%
Russell 3000® Index	(37.31)%	(1.95)%	(0.80)%
Barclays Capital U.S. Aggregate Bond Fund Index	5.24%	4.65%	5.63%
MSCI® EAFE® Net Dividend Index	(43.38)%	1.66%	0.80%
Composite Market Index**	(31.00)%	0.14%	1.01%

(1)  Class R Shares began operating on May 14, 2004. Performance for the fund's Class R Shares before inception is derived from the historical performance of the Institutional Class, adjusted for the higher operating expenses related to distribution and shareholder servicing.

*  The returns would have been lower without the contractual fee waiver and/or expense reimbursement.

**  Composite Market Index is comprised of Russell 3000® Index (65%), Barclays Capital U.S. Aggregate Bond Index (15%), and MSCI® EAFE® Net Dividend Index (20%) and shows how the fund's performance compares with the returns of a composite index that is weighted in the market sectors in which the Fund invests in amounts similar to the fund's investment objectives.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state or local taxes. After-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (IRAs).

INVESTMENT ADVISER

SSgA Funds Management, Inc. serves as the investment adviser to the fund.

Michael Martel and Daniel Farley, CFA serve as portfolio managers of the fund. Each has managed the fund since 2003.

PURCHASE AND SALE OF FUND SHARES

Class R Shares may not be purchased by individuals directly, but must be purchased through a third party financial intermediary that is permitted by contract with the SSgA Funds to offer shares. The third party financial intermediary may be a retirement plan administrator, bank, broker or adviser. Only certain intermediaries are authorized to receive purchase orders on the fund's behalf. The fund reserves the right to reject any purchase order.

TAX INFORMATION

For mutual funds generally, dividends from net investment income (other than qualified dividend income) and distributions of net short-term capital gains are taxable to you as ordinary income under U.S. federal income tax laws whether paid in cash or in additional shares. Distributions from net long-term gains are taxable as long-term taxable gains regardless of the length of time you have held the shares and whether you were paid in cash or additional shares. Dividend and capital gains distributions that you receive, as well as your gains or losses from any sale or exchange of fund shares, may be subject to state and local income taxes.

PAYMENTS TO BROKERS, BANKS AND OTHER FINANCIAL INTERMEDIARIES

The fund and its affiliates may pay the third party intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker, bank or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

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